Securities and Exchange Commission
Washington, DC 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR 12(g) OF THE
SECURITIES EXCHANGE ACT OF 1934

HAGUE CORP.
(Exact name of registrant as specified in charter)

Nevada	20-8195578
(State or jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1864 Portage Avenue Winnipeg, Manitoba, Canada	R3J 0H2
(Address of principal executive offices)	(Zip Code)

Issuer's telephone number, including area code:  (204) 951-1544

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A. (c) check the following box. ☐

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d) check the following box. ☒

Securities Act registration statement file number to which this form relates: 333-146533.

Securities to be registered pursuant to Section 12(b) of the act:

None

Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock ($0.001 par value)
(Title of Class)

INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1. Description of Registrant’s Securities to be Registered.

This description is contained in Registrant’s Registration Statement on Form SB-2, as amended, and as declared effective by the Securities and Exchange Commission on November 13, 2007 [SEC File Number 333-146533)

ITEM 2. Exhibits.

3.	Articles of Incorporation & By-Laws(1)

a) Articles of Incorporation (1)

b) Bylaws (1)
(1)    Filed as Exhibits to our Registration Statement on Form SB-2, filed with the Commission on October 5, 2007.

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

December 6, 2007

Hague, Inc.
(Registrant)

By	/s/ Greg Chapman
Greg Chapman
Chief Executive Officer